 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     December 18, 2014

CELL MEDX CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-54500	38-3939625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4575 Dean Martin Drive, STE 2206 Las Vegas, NV		89103
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(310) 508-9398

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)           Termination of Independent Registered Public Accounting Firm

On December 18, 2014, Cell MedX Corp. (the “Company”) terminated Sadler, Gibb & Associates, LLC (“Sadler Gibb”) as its independent accountants.

Sadler Gibb’s reports on the financial statements of the Company for the years ended May 31, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of the Company's ability to continue as a going concern.

There have been no disagreements during the fiscal years ended May 31, 2014 and 2013 and the subsequent interim period up to and including the date of Sadler Gibb’s dismissal between the Company and Sadler Gibb on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Sadler Gibb, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Company’s financial statements for those periods.

The Company has provided Sadler Gibb with a copy of this report and has requested in writing that Sadler Gibb provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements.  The Company has received the requested letter from Sadler Gibb and has included such letter as an exhibit to this report.

(b)           Appointment of Independent Registered Public Accounting Firm

On December 18, 2014, the Company appointed Dale Matheson Carr-Hilton Labonte LLP ("DMCL") as its new independent accountants.  The Company’s Board of Directors unanimously approved the engagement of DMCL.

The Company did not consult with DMCL during the fiscal years ended May 31, 2014 and 2013 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that the newly appointed accountant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event as defined and described in paragraphs (a)(1)(iv) and (a)(1)(v) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits
Exhibit Number	Description of Exhibit
16.1	Letter of Sadler, Gibb & Associates, LLC (former principal independent accountants).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL MEDX CORP.

Date: December 24, 2014	By:	/s/Frank McEnulty
Name: Frank McEnulty
Title: Chief Executive Officer and Director